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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of Earliest Event Reported): October 15, 1999
                                (July 30, 1999)



                              TRANSIT GROUP, INC.
            (Exact name of Registrant as specified in its charter)


           Florida                        000-18601               59-2576629
(State or other jurisdiction of     (Commission File No.)       (IRS Employer
incorporation or organization)                               Identification No.)



                             2859 Paces Ferry Road
                                  Suite 1740
                            Atlanta, Georgia 30339
         (Address of principal executive offices, including zip code)
                                (770) 444-0240
             (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial Statements of Business Acquired
               -----------------------------------------

        The MDR Cartage, Inc. and BF Transportation, Inc. combined financial statements and Report of Independent Accountants for the year ended December 31, 1998 and the six months ended June 30, 1998 and 1999 (unaudited) are contained in Exhibit 99.1 hereto.

        (b)    Pro Forma Financial Information
               -------------------------------

        Such required pro forma financial information is contained in Exhibit
99.2 hereto.

        (c)    Exhibits
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        23.1   Consent of PricewaterhouseCoopers, LLP.

        99.1 The MDR Cartage, Inc. and BF Transportation, Inc. combined financial statements and Report of Independent Accountants for the year ended December 31, 1998 and the six months ended June 30, 1998 and 1999 (unaudited).

        99.2 Pro Forma financial statements for the year ended December 31, 1998 and the six months ended June 30, 1998 and 1999.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TRANSIT GROUP, INC.





Date: October 13, 1999                         /s/ Phillip A. Belyew
                                     -----------------------------------------
                                     Philip A. Belyew
                                     President and Chief Executive Officer